MERCURY SYSTEMS™

INNOVATION THAT MATTERS™

2013 East Coast IDEAS Conference

Mark Aslett
President and CEO

Kevin Bisson
SVP and CFO

May 15, 2013

© 2013 Mercury Systems, Inc.

Exhibit 99.1

© 2013 Mercury Systems, Inc.
Forward-looking safe harbor statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to business performance and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,”
“would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the
Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended
June 30, 2012. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA excludes certain non-
cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.
The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the
Company’s underlying operational results and trends, and management uses these measures along with the corresponding
GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© 2013 Mercury Systems, Inc.
Introducing Mercury Systems
•
MRCY on NASDAQ
•
Real-time image, signal, Big
Data processing subsystems
•
Commercial Item company;
unique business model
•
Focused on Defense and
Intelligence priorities
•
Deployed on ~300 programs
with 25+ Primes
•
FY12 $245M revenues;
20% Adj. EBITDA margin.
770+ employees
•
Defense revenue 76%
growth (15% CAGR)
FY08–FY12
Best-of-breed provider of sensor and Big Data processing solutions

- Sequestration implemented for remainder of GFY13
- Potential for a continuing resolution for GFY14
- New DoD roles and missions announced
  - Smaller force structure to protect readiness
  - Increased investment in key areas e.g. ISR, EW
  - Build capacity and capability of international partners
- Defense procurement reform also underway

4 © 2013 Mercury Systems, Inc. Defense industry environment will remain challenging … due to budget and political uncertainty

Leading Market Position

Differentiated Capabilities

Favorable Macro Industry Trends

Unique Business Model

Proven Management Team

Well Positioned for Growth

© 2013 Mercury Systems, Inc.
Mercury investor highlights
Pure-play C4ISR electronics company embedded on a diverse mix of programs and platforms aligned with existing and emerging priorities
Best-of-breed provider of open sensor and Big Data processing subsystems to defense Primes and to the Intelligence Community
Increased ISR use, shift to onboard processing / exploitation, new EW threats and Big Data driving greater demand for Mercury solutions
Well positioned to benefit from DoD procurement reform and slower defense spending, which are increasing outsourcing by defense Primes
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Successful transformation has positioned the business for rebound in organic growth supplemented through strategic acquisitions

© 2013 Mercury Systems, Inc.
1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

RACE++ Boards
From
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
Open Sensor Processing Subsystems
Services and Systems Integration
To
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE

© 2013 Mercury Systems, Inc.
We are the only commercial item company with the
end-to-end capabilities and differentiated technology …
… to build today’s sophisticated sensor processing subsystems targeting new platforms or upgrades

© 2013 Mercury Systems, Inc.
EW
EW
Radar
Radar
… drive demand for our onboard sensor processing solutions
Increased demand for ISR and rapidly evolving threats …
•
More and better sensors.
Overwhelming data.
•
EW:  new and rapidly
evolving threats
•
Radar:  smaller, faster
targets. New technologies
•
EO/IR:  leap in resolution,
onboard exploitation and
real-time tactical access
•
C4I:  Net-centric command,
control and collaboration
•
Time to actionable
intelligence key
C4I
C4I
EO/IR
EO/IR

NORTHROP GRUMMAN

LOCKHEED MARTIN

BAE SYSTEMS

argon ST

Raytheon

BOEING

NATIONAL SECURITY AGENCY
UNITED STATES OF AMERICA

TELEPHONICS
A Griffon Company

SNC SIERRA NEVADA CORPORATION

ITT EXELIS

UTC Aerospace Systems

GENERAL ATOMICS

© 2013 Mercury Systems, Inc.
We are deployed on 300+ programs with 25+ Primes
RADAR EW EO/IR – C4I
BAMS; NATO AGS
Global Hawk
BAMS; NATO AGS
Global Hawk
SEWIP
SEWIP
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore
F-15
F-15
Patriot
Patriot
AH-64 Apache
AH-64 Apache
Reaper
Gorgon Stare
Reaper
Gorgon Stare
F-16
F-16
Badger/Buzzard
Badger/Buzzard
Shadow
Shadow
Global Hawk
Global Hawk
F-35
F-35
F-35
F-35
F-16
F-16
P-8
P-8

© 2013 Mercury Systems, Inc.
Mercury’s largest single program in production to date
Aegis ballistic missile defense: SPY-1 BMD Radar
Countering rogue nations’ ballistic missile threats
•
Highest performance radar
processor Application Ready
Subsystem
•
$16M booked in FY13,
$102M+ booked to date
•
Additional 15 ship sets
expected through GFY16
•
AMDR selection in FY13
–
SPY-1 replacement Radar
–
FY16 introduction expected
–
Partnering with LM

© 2013 Mercury Systems, Inc.
Strong partnership with Prime driving Mercury content expansion
SEWIP: Countering new emerging peer threats
Delivered best-of-breed RF, microwave and digital receiver subsystems
•
Naval surface fleet EW
upgrade: 100+ ships
•
Block 2:
–
Upgrade to AN/SLQ-32
passive detection
–
Opportunity to expand
through LNX & Micronetics
–
Entered LRIP; production
expected GFY15
•
Block 3:
–
Electronic attack
–
Lockheed and Raytheon
partnering
–
Upside opportunity due to
strategic supplier relationship
with Lockheed on Block 2

© 2013 Mercury Systems, Inc.
Foreign Military and US Army potential upgrades driving growth
Patriot missile defense: Next-generation ground radar
Services-led design win – Prime outsourcing example
•
Sophisticated radar
processor Application
Ready Subsystem
•
Production awards received
to date: $41M
–
UAE, Taiwan, Saudi Arabia
•
Potential future FMS awards
–
Up to 15 countries including
Kuwait, Qatar and Turkey etc
•
US Army Patriot upgrade
–
First PO received for US Army

© 2013 Mercury Systems, Inc.
Mercury Program Value Drivers
Program
Remaining
Potential Value
Event Timing
AMDR * $300M - $375M
Sole-source engineering
development contract
2H CY13
SEWIP Block 3 * $100M - $165M
Sole-source engineering
development contract
Q4 CY13 to
Q1 CY14
F-16 AESA Radar Upgrade* $40M - $120M
-FMS (Taiwan & Singapore)
-US Air Force
2H CY13
2H CY13
E-2D Advanced Hawkeye * $35M - $105M
Authorization for Full Rate
Production
Authorized:
Q1 CY14
Patriot US Army $50M Full Rate Production contract CY14
Note:  Potential values and timing reflect Management’s current estimates and are subject to change.
*Programs are currently being competed among multiple primes.

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
Component deliveries
Catalog orders

© 2013 Mercury Systems, Inc.
Embedded
computing consolidation
Primes reducing in-house engineering while
consolidating supply chain for subsystem
design & integration
Primes retaining platform system design & integration
RF component
/ assembly consolidation
Mercury has strategically positioned its business to help
Outsourcing by large defense Prime contractors could
substantially increase our market opportunity
•
Reduce risk given firm-fixed
price contracts
•
Address high-fixed cost
operating model
•
Increase success rate on new
programs and production
recompetes
•
Develop differentiated, more
affordable solutions with fewer
internal R&D dollars
•
Compress upgrade
development and deployment
cycles
•
Consolidate supply base at
subsystem level

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/ ECM

MICRONETICS LINX KOR ELECTRONICS

Paragon Dynamics KOR ELECTRONICS MICRONETICS

© 2013 Mercury Systems, Inc.
Exploitation
and
Fusion
Tailored feeds
directly to field
forces or ECM
RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM
Through acquisition we have created a unique, scalable
microwave, RF and digital solutions platform
We view our market opportunity as providing end-to-end,
open sensor processing subsystems to the Primes
Sensor Processing Chain

© 2013 Mercury Systems, Inc.
Well positioned for market rebound
•
Focused on important defense and intelligence priorities
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to Primes for open sensor subsystems
•
Pursuing acquisitions, when end market conditions improve, to gain additional capability and scale

TM © 2013 Mercury Systems, Inc. Financial Overview

Revenue ($M)
Defense
Commercial
250
200
150
100
50
0
190
189
200
229
245
60
44
42
48
15
130
145
158
181
230
FY08
FY09
FY10
FY11
FY12

18 © 2013 Mercury Systems, Inc. Revenue summary by market Defense revenue CAGR of 15% FY08-FY12 Notes: • FY08-10 figures adjusted for discontinued operations.

Adj. EBITDA ($M, %)
EBITDA Margin %
60
50
40
30
20
10
0
23
23
30
41
49
12%
12%
15%
18%
20%
FY08
FY09
FY10
FY11
FY12

© 2013 Mercury Systems, Inc.
Adjusted EBITDA more than doubled FY08-FY12
Notes:
•
FY08-FY09 figures are as reported in the Company’s fiscal 2010 Form 10K. FY10-12 figures are as reported in the Company’s fiscal 2012 Form 10K.
•
Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs.

© 2013 Mercury Systems, Inc.
Achieved historic target business model in FY12
GAAP FY08 FY09 FY10 FY11 FY12
Target
Business
Model
Revenue 100% 100% 100% 100% 100% 100%
Gross Margin 58% 56% 56% 57% 56% 54+%
SG&A and
other OPEX
(1)
37% 29% 27% 26% 25% Low-mid 20’s
R&D 24% 22% 21% 19% 19% High Teens
Operating Income (3%) 4% 9% 11% 12% 12-13%
Adj. EBITDA 12% 12% 15% 18% 20% 17-18%
(1) Other OPEXincludes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out,
Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.

Cash and Marketable Securities ($M)
200
180
160
140
120
100
80
60
40
20
0
163
23
(70)
116
(74)
(7)
35
FY11 Ending
Free Cash Flow & Other
KOR Acq
FY12 Ending
Micronetics Acq
Free Cash Flow & Other
Q3'13 Ending

© 2013 Mercury Systems, Inc.
Healthy balance sheet with sufficient liquidity
No debt and expanded credit facility
•
$500M Shelf Registration
• $200M senior unsecured revolving line of credit
(no drawdowns)
Other financing sources available

© 2013 Mercury Systems, Inc.
Defense industry conditions are currently challenging
•
Adversely impacting FY13 financial results
•
Restructuring lead to $25M of recurring annualized savings
•
Forecasting conservatively
•
Focused on managing controllable items to preserve liquidity
•
Improving FY13 second half financial outlook
Substantial operating leverage when defense market rebounds

© 2013 Mercury Systems, Inc.
Q4 FY13 guidance (as of April 30, 2013)
Notes:
(1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release.  The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.
Q3 FY13
Actual
Quarter Ending June 30, 2013
Low High
Revenue $54 $48 $54
GAAP EPS (Continuing) $0.03 ($0.13) ($0.07)
Adj EBITDA $5.2 $0.1 $3.0
Note - Adj EBITDA Adjustments:
Net income (Continuing) 0.8 (4.0) (2.2)
Interest (income) expense, net 0.0 0.0 0.0
Income tax (benefit) expense (2.2) (2.1) (1.0)
Depreciation 2.1 2.1 2.1
Amortization of acquired intangible assets 2.3 2.3 2.3
Restructuring expenses 0.2 0.0 0.0
Fair value adjustments from purchase accounting 0.1 0.0 0.0
Stock-based compensation cost 1.9 1.8 1.8
Adj EBITDA $5.2 $0.1 $3.0
(1)

© 2013 Mercury Systems, Inc.
Guidance: Strong performance track record
Notes:
(1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release.  The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.
Q1 Q2 Q3 Q4
Reported Guidance Reported
Guidance Reported
Guidance Reported Guidance
2008
Revenue
($M)
49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS ($)
0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009
Revenue
($M)
49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS ($)
0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010
Revenue
($M)
47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS ($)
0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
2011
Revenue
($M)
52.1 48.0-50.0 55.5 54.0-55.0 59.9 58.0-60.0 61.2 57.0-59.0
EPS ($)
0.16 0.03-0.06 0.22 0.10-0.12 0.20 0.16-0.18 0.14 0.11-0.13
2012
Revenue
($M)
49.1 54.0-56.0 68.0 67.0-69.0 67.0 65.0-68.0 60.9 60.0-66.0
EPS ($)
0.09 0.10-0.12 0.30 0.24-0.27 0.17 0.09-0.11 0.19 0.04-0.10
2013
Revenue
($M)
49.4 51.0-57.0 49.8 43.0-49.0 54.1 44.0-50.0 48.0-54.0
EPS ($)
(0.24) (0.05)-0.00 (0.16) (0.24)-(0.17) $0.03 (0.08)-(0.02) (0.13)-(0.07)
(1)
(1)

© 2013 Mercury Systems, Inc.
Updated business model raises Adjusted EBITDA target
In a more normalized industry environment
(1) Other OPEX includes, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
(2) Amortization includes fair value adjustment from purchase accounting and $4.9M LNX earnout reversal in FY12.
GAAP FY12
Historic
Target Business
Model
Revenue 100% 100% 100%
Gross Margin 56% 54+% 45-50%
SG&A and
other OPEX
(1)
25% Low-mid 20’s Low 20’s
R&D 19% High Teens 11-13%
Amortization
(2)
0% — 2-3%
Operating Income 12% 12-13% 12-13%
Adj EBITDA 20% 17-18% 18-22%
Current Target
Business Model
Current Target
Business Model

© 2013 Mercury Systems, Inc.
Financial summary
•
15% Defense revenue CAGR FY08-FY12
•
Profitability restored and improved through FY12
•
Healthy balance sheet; zero debt; $200M revolving credit facility
•
Exceeded historic target model in FY12; new targets established (for a more normalized industry environment)
•
Reduced cost structure in response to challenging industry environment
•
Substantial operating leverage when industry conditions improve